UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 14, 2003

JANUS CAPITAL GROUP INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

100 FILLMORE STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Document

99.1	Correspondence from Mr. Landon Rowland, Chairman of the Board of Janus Capital Group Inc. (“Janus”) to Highfields Capital Management LP (“Highfields”), in response to a letter from Highfields dated April 10, 2003 and filed with the Securities and Exchange Commission as an exhibit to Amendment No. 6 to the Schedule 13D filed by Highfields with respect to Janus.

Item 9. Regulation FD Disclosure

On April 14, 2003, Mr. Landon Rowland, Chairman of the Board of Janus Capital Group Inc. (“Janus”) sent correspondence to Highfields Capital Management LP (“Highfields”), in response to a letter from Highfields dated April 10, 2003 and filed with the Securities and Exchange Commission as an exhibit to Amendment No. 6 to the Schedule 13D filed by Highfields with respect to Janus.

A copy of the correspondence is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: April 14, 2003	By:	/s/ Mark B. Whiston Mark B. Whiston Vice Chairman of the Board, President, Chief Executive Officer and Director

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EXHIBIT INDEX

Exhibit No.	Document

99.1	Correspondence from Mr. Landon Rowland, Chairman of the Board of Janus Capital Group Inc. (“Janus”) to Highfields Capital Management LP (“Highfields”), in response to a letter from Highfields dated April 10, 2003 and filed with the Securities and Exchange Commission as an exhibit to Amendment No. 6 to the Schedule 13D filed by Highfields with respect to Janus.

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